Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

Fundstrat Granny Shots US Large Cap ETF (GRNY)

(the “Fund”)

listed on NYSE Arca Inc.

November 10, 2025

Supplement to the Summary Prospectus

and Prospectus,

each dated October 21, 2024

Effective immediately, the second to last sentence of the section titled “Principal Investment Strategies” is amended and restated with the following disclosure:

The Fund defines large-capitalization U.S. companies as those with market capitalizations in the top 85% of the total U.S. equity market by market capitalization. As of September 30, 2025, this includes companies with market capitalizations greater than $24.2 billion.

Please retain this Supplement for future reference.